EXHIBIT 99.1
UNITED STATES BANKRUPTCY COURT
DISTRICT OF NEW JERSEY

In re: Tarragon Corporation	Case No. 09-10555 (DHS)
Reporting Period: 4/1/10 through 4/30/10

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

In preparing this monthly operating report, the Company has relied upon unaudited financial information and other analyses prepared by its accounting department.  The information and other data contained herein is deemed to be materially accurate, and is subject to certain timing and reclassification adjustments as more information becomes available.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Stephanie Buffington	Date: May 28, 2010
Signature of Authorized Individual

Stephanie Buffington	Director of Financial Reporting, Tarragon Corporation
Printed Name of Authorized Individual	Title of Authorized Individual

_______________
1Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

TARRAGON CORPORATION
CONSOLIDATING BALANCE SHEET
April 30, 2010

Unaudited – For Internal Use Only

	Tarragon Corporation	Tarragon Management Inc	Tarragon South Development Corporation	Tarragon Development Corporation	Tarragon Development Company LLC
ASSETS
REAL ESTATE INVENTORY	$-	$-	$-	$-	$-

LAND	-
BUILDING IMPROVEMENTS	-
LESS: ACCUMULATED DEPRECIATION	-

NET RENTAL REAL ESTATE	-	-	-	-	-

CASH AND CASH EQUIVALENTS	1,415,442
RESTRICTED CASH	260,751
GOODWILL	-	-
ACCOUNTS RECEIVABLE BASE RENT	-
MISCELLANEOUS ACCOUNTS RECEIVABLE	2,368,720	19,508
DUE FROM AFFILIATE	473,277,294
PREPAID EXPENSES	1,198,902
DEPOSITS AND OTHER ASSETS	2,353,625	-
INVESTMENTS IN SUBSIDIARIES	(297,256,778)		(80,428,399)	(86,477,388)	(41,634,514)
DEFERRED TAX ASSET	1,275,812
DEFERRED FINANCING EXPENSES	3,520,884

TOTAL ASSETS	$188,344,652	$19,508	$(80,428,399)	$(86,477,388)	$(41,634,514)

LIABILITIES AND SHAREHOLDERS' DEFICIT
LIABILITIES:
MORTGAGE NOTES PAYABLE	$177,367,050	$-	$-	$-	$-
ACCRUED INTEREST	11,150,259
ACCRUED PROPERTY TAXES	-
ACCOUNTS PAYABLE TRADE	2,287,724
DUE TO AFFILIATE	346,788,186
ACCOUNTS PAYABLE AND OTHER LIABILITIES	22,795,749	48,121
TENANT SECURITY DEPOSITS	-

TOTAL LIABILITIES	560,388,968	48,121	-	-	-

MINORITY INTEREST	-

SHAREHOLDERS' DEFICIT	(372,044,316)	(28,614)	(80,428,399)	(86,477,388)	(41,634,514)

TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT	$188,344,652	$19,508	$(80,428,399)	$(86,477,388)	$(41,634,514)

	$(298,820,758)	RE of consolidated subs
	1,563,980	Investment in Keane Stud
	$(297,256,778)

TARRAGON CORPORATION
CONSOLIDATING BALANCE SHEET
April 30, 2010
(Continued)
Unaudited – For Internal Use Only

	Block 88 Development, LLC	Charleston Tarragon Manager, LLC	MSCP, Inc.	Tarragon Stratford, Inc.	TDC Hanover Holdings, LLC
ASSETS
REAL ESTATE INVENTORY	$-	$-	$-	$-	$-

LAND
BUILDING IMPROVEMENTS
LESS: ACCUMULATED DEPRECIATION

NET RENTAL REAL ESTATE	-	-	-	-	-

CASH AND CASH EQUIVALENTS
RESTRICTED CASH
GOODWILL
ACCOUNTS RECEIVABLE BASE RENT
MISCELLANEOUS ACCOUNTS RECEIVABLE
DUE FROM AFFILIATE
PREPAID EXPENSES
DEPOSITS AND OTHER ASSETS
INVESTMENTS IN SUBSIDIARIES	(553,664)	14,746	(3,243)	(321,087)	(18,304,530)
DEFERRED TAX ASSET
DEFERRED FINANCING EXPENSES

TOTAL ASSETS	$(553,664)	$14,746	$(3,243)	$(321,087)	$(18,304,530)

LIABILITIES AND SHAREHOLDERS' DEFICIT
LIABILITIES:
MORTGAGE NOTES PAYABLE	$-	$-	$-	$-	$-
ACCRUED INTEREST
ACCRUED PROPERTY TAXES
ACCOUNTS PAYABLE TRADE
DUE TO AFFILIATE
ACCOUNTS PAYABLE AND OTHER LIABILITIES
TENANT SECURITY DEPOSITS

TOTAL LIABILITIES	-	-	-	-	-

MINORITY INTEREST

SHAREHOLDERS' DEFICIT	(553,664)	14,746	(3,243)	(321,087)	(18,304,530)

TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT	$(553,664)	$14,746	$(3,243)	$(321,087)	$(18,304,530)

TARRAGON CORPORATION
CONSOLIDATING BALANCE SHEET
April 30, 2010
(Continued)
Unaudited – For Internal Use Only

	Omni Equities Corporation	Fenwick Plantation Tarragon, LLC	Orion Towers Tarragon LLP	Bermuda Island Tarragon LLC	The Park Development East, LLC
ASSETS
REAL ESTATE INVENTORY	$-	$-	$5,521,309	$-	$3,209,352

LAND		-	-	-	-
BUILDING IMPROVEMENTS		-	-	-	-
LESS: ACCUMULATED DEPRECIATION		-	-	-	-

NET RENTAL REAL ESTATE	-	-	-	-	-

CASH AND CASH EQUIVALENTS		-	-	30,877	-
RESTRICTED CASH		-	-	37,380	-
GOODWILL		-	-	-	-
ACCOUNTS RECEIVABLE BASE RENT		-	-	-	-
MISCELLANEOUS ACCOUNTS RECEIVABLE		-	-	-	-
DUE FROM AFFILIATE		1,549,211	-	-	-
PREPAID EXPENSES		-	-	-	-
DEPOSITS AND OTHER ASSETS		-	-	-	-
INVESTMENTS IN SUBSIDIARIES	52,733	-	-	-	-
DEFERRED TAX ASSET		-	-	-	-
DEFERRED FINANCING EXPENSES		-	-	-	-

TOTAL ASSETS	$52,733	$1,549,211	$5,521,309	$68,257	$3,209,352

LIABILITIES AND SHAREHOLDERS' DEFICIT
LIABILITIES:
MORTGAGE NOTES PAYABLE	$-	$-	$7,690,400	$12,907,535	$3,600,000
ACCRUED INTEREST		-	1,061,551	596,072	499,675
ACCRUED PROPERTY TAXES		-	155,797	-	290,986
ACCOUNTS PAYABLE TRADE		4,610	45,674	158,531	-
DUE TO AFFILIATE		-	37,956,760	3,460,350	9,438,574
ACCOUNTS PAYABLE AND OTHER LIABILITIES		70,000	2,944,852	892,907	146,626
TENANT SECURITY DEPOSITS		-	-	-	-

TOTAL LIABILITIES	-	74,610	49,855,033	18,015,396	13,975,859

MINORITY INTEREST		-	-	-	-

SHAREHOLDERS' DEFICIT	52,733	1,474,600	(44,333,724)	(17,947,138)	(10,766,508)

TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT	$52,733	$1,549,211	$5,521,309	$68,257	$3,209,352

TARRAGON CORPORATION
CONSOLIDATING BALANCE SHEET
April 30, 2010
(Continued)
Unaudited – For Internal Use Only

	The Park Development West, LLC	One Las Olas, Ltd.	900 Monroe Development, LLC	Central Square Tarragon LLC	Tarragon Edgewater Associates, LLC
ASSETS
REAL ESTATE INVENTORY	$-	$-	$4,624,733	$-	$258,610

LAND	-	-	-	-	-
BUILDING IMPROVEMENTS	-	-	-	-	-
LESS: ACCUMULATED DEPRECIATION	-	-	-	-	-

NET RENTAL REAL ESTATE	-	-	-	-	-

CASH AND CASH EQUIVALENTS	-	-	-	-	-
RESTRICTED CASH	-	43,400	-	-	-
GOODWILL	-	-	-	-	-
ACCOUNTS RECEIVABLE BASE RENT	-	-	-	-	-
MISCELLANEOUS ACCOUNTS RECEIVABLE	-	-	-	-	-
DUE FROM AFFILIATE	-	5,177,760	-	-	8,844,445
PREPAID EXPENSES	-	100,000	-	-	-
DEPOSITS AND OTHER ASSETS	-	-	36	-	35
INVESTMENTS IN SUBSIDIARIES	-	-	-	-	-
DEFERRED TAX ASSET	-	-	-	-	-
DEFERRED FINANCING EXPENSES	-	-	-	-	-

TOTAL ASSETS	$-	$5,321,160	$4,624,769	$-	$9,103,090

LIABILITIES AND SHAREHOLDERS' DEFICIT
LIABILITIES:
MORTGAGE NOTES PAYABLE	$-	$-	$3,900,000	$-	$-
ACCRUED INTEREST	-	-	540,023	-	-
ACCRUED PROPERTY TAXES	-	-	67,893	-	188,690
ACCOUNTS PAYABLE TRADE	95,473	17,683	8,502	4,875	10,679
DUE TO AFFILIATE	41,160,448	-	6,350,676	17,335,220	-
ACCOUNTS PAYABLE AND OTHER LIABILITIES	362,566	30,139	353,844	-	571,332
TENANT SECURITY DEPOSITS	-	-	-	-	-

TOTAL LIABILITIES	41,618,487	47,822	11,220,938	17,340,095	770,702

MINORITY INTEREST	-	-	-	-	-

SHAREHOLDERS' DEFICIT	(41,618,487)	5,273,338	(6,596,169)	(17,340,095)	8,332,388

TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT	$-	$5,321,160	$4,624,769	$-	$9,103,090

TARRAGON CORPORATION
CONSOLIDATING BALANCE SHEET
April 30, 2010
(Continued)
Unaudited – For Internal Use Only

	Orlando Central Park Tarragon, L.L.C.	800 Madison Street Urban Renewal, LLC	Murfreesboro Gateway Properties, LLC	Tarragon Stonecrest LLC	Vista Lakes Tarragon, LLC
ASSETS
REAL ESTATE INVENTORY	$-	$78,962,404	$-	$-	$-

LAND	-	-	-	-	-
BUILDING IMPROVEMENTS	-	-	-	-	-
LESS: ACCUMULATED DEPRECIATION	-	-	-	-	-

NET RENTAL REAL ESTATE	-	-	-	-	-

CASH AND CASH EQUIVALENTS	-	133,548	-	-	-
RESTRICTED CASH	-	757,092	-	-	-
GOODWILL	-	-	-	-	-
ACCOUNTS RECEIVABLE BASE RENT	-	21,548	-	-	-
MISCELLANEOUS ACCOUNTS RECEIVABLE	-	-	-	-	-
DUE FROM AFFILIATE	-	-	-	-	27,177,671
PREPAID EXPENSES	-	24,790	-	-	-
DEPOSITS AND OTHER ASSETS	-	9,248	-	-	-
INVESTMENTS IN SUBSIDIARIES	-	-	-	-	-
DEFERRED TAX ASSET	-	-	-	-	-
DEFERRED FINANCING EXPENSES	-	50,000	-	-	-

TOTAL ASSETS	$-	$79,958,629	$-	$-	$27,177,671

LIABILITIES AND SHAREHOLDERS' DEFICIT
LIABILITIES:
MORTGAGE NOTES PAYABLE	$1,105,918	$71,051,873	$-	$-	$-
ACCRUED INTEREST	405,349	101,242	-	-	-
ACCRUED PROPERTY TAXES	-	566,900	-	-	-
ACCOUNTS PAYABLE TRADE	38,481	479,420	86,986	124,297	-
DUE TO AFFILIATE	2,604,138	7,042,074	7,793,324	5,045,152	-
ACCOUNTS PAYABLE AND OTHER LIABILITIES	403,220	1,065,188	95,203	161,297	-
TENANT SECURITY DEPOSITS	-	205,595	-	-	-

TOTAL LIABILITIES	4,557,106	80,512,293	7,975,512	5,330,745	-

MINORITY INTEREST	-	-	-	-	-

SHAREHOLDERS' DEFICIT	(4,557,106)	(553,664)	(7,975,512)	(5,330,745)	27,177,671

TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT	$-	$79,958,629	$-	$-	$27,177,671

TARRAGON CORPORATION
CONSOLIDATING BALANCE SHEET
April 30, 2010
(Continued)
Unaudited – For Internal Use Only

	Non Filing Entities Combined	Eliminations	Total
ASSETS
REAL ESTATE INVENTORY	$26,186,065	$6,077,031	$124,839,503

LAND	69,288,589	-	69,288,589
BUILDING IMPROVEMENTS	426,556,803	-	426,556,803
LESS: ACCUMULATED DEPRECIATION	(130,201,751)	-	(130,201,751)

NET RENTAL REAL ESTATE	365,643,641	-	365,643,641

CASH AND CASH EQUIVALENTS	509,515	-	2,089,382
RESTRICTED CASH	11,316,569	-	12,415,193
GOODWILL	-	-	-
ACCOUNTS RECEIVABLE BASE RENT	225,644	-	247,192
MISCELLANEOUS ACCOUNTS RECEIVABLE	133,292	(19,508)	2,502,012
DUE FROM AFFILIATE	101,989,414	(618,015,794)	-
PREPAID EXPENSES	1,427,079	-	2,680,771
DEPOSITS AND OTHER ASSETS	601,631	-	2,964,575
INVESTMENTS IN SUBSIDIARIES	-	526,471,039	1,558,915
DEFERRED TAX ASSET	-	-	1,275,812
DEFERRED FINANCING EXPENSES	3,660,773	-	7,231,657

TOTAL ASSETS	$511,693,623	$(85,487,232)	$523,448,653

LIABILITIES AND SHAREHOLDERS' DEFICIT
LIABILITIES:
MORTGAGE NOTES PAYABLE	$544,305,772	$-	$821,928,548
ACCRUED INTEREST	7,377,529	-	21,731,700
ACCRUED PROPERTY TAXES	2,118,079	-	3,388,344
ACCOUNTS PAYABLE TRADE	666,221	-	4,029,158
DUE TO AFFILIATE	75,211,456	(560,186,359)	-
ACCOUNTS PAYABLE AND OTHER LIABILITIES	12,321,179	(54,245)	42,207,979
TENANT SECURITY DEPOSITS	1,995,521	6,123	2,207,240

TOTAL LIABILITIES	643,995,757	(560,234,480)	895,492,967

MINORITY INTEREST	-	12,948,459	12,948,459

SHAREHOLDERS' DEFICIT	(132,302,134)	474,747,248	(372,044,315)

TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT	$511,693,623	$(85,487,232)	$523,448,653

TARRAGON CORPORATION
CONSOLIDATING INCOME STATEMENT
For the Sixteen Months Ended April 30, 2010

Unaudited - For Internal Use Only

	Tarragon Corporation	Tarragon Management Inc	Tarragon South Development Corporation	Tarragon Development Corporation	Tarragon Development Company LLC
Revenue:
Sales	$-	$-	$-	$-	$-
Rental and other	151,616	1,235,794

Total revenue	151,616	1,235,794	-	-	-

Expenses:
Cost of sales	-	-
Property operations	(535,586)	-
Depreciation	-	34,544
Provision for losses	1,700,000	-
Impairment charges	-	-
General and administrative	30,885,513	2,791,735

Total expenses	32,049,927	2,826,279	-	-	-

Other income and (expenses):
Equity in loss of subsidiaries	(85,922,438)	-
Minority interest income of partnerships and joint ventures	-	-
Interest income	295,662	-
Interest expense	(12,239,282)	-
Gain (loss) on extinguishment of debt	-	-
Gain (loss) on debt restructuring	-	-
Gain (loss) on transfer of assets	43,500	-
Gain (loss) on disposition of assets	(4,497,534)
Gain (loss) on sale of real estate	(1,874,917)	-
Litigation, settlements, and other claims	3,754,122	-

Total other income and (expenses)	(100,440,886)	-	-	-	-

Income tax expense	(56,402)	-	-	-	-

Discontinued operations	-	-	-	-	-

Net income (loss)	$(132,395,600)	$(1,590,485)	$-	$-	$-

TARRAGON CORPORATION
CONSOLIDATING INCOME STATEMENT
For the Sixteen Months Ended April 30, 2010
 (Continued)
Unaudited - For Internal Use Only

	Block 88 Development, LLC	Charleston Tarragon Manager, LLC	MSCP, Inc.	Tarragon Stratford, Inc.	TDC Hanover Holdings, LLC
Revenue:
Sales	$-	$-	$-	$-	$-
Rental and other

Total revenue	-	-	-	-	-

Expenses:
Cost of sales
Property operations
Depreciation
Provision for losses
Impairment charges
General and administrative

Total expenses	-	-	-	-	-

Other income and (expenses):
Equity in loss of subsidiaries
Minority interest income of partnerships and joint ventures
Interest income
Interest expense
Gain (loss) on extinguishment of debt
Gain (loss) on debt restructuring
Gain (loss) on transfer of assets
Gain (loss) on disposition of assets
Gain (loss) on sale of real estate
Litigation, settlements, and other claims

Total other income and (expenses)	-	-	-	-	-

Income tax expense	-	-	-	-	-

Discontinued operations	-	-	-	-	-

Net income (loss)	$-	$-	$-	$-	$-

TARRAGON CORPORATION
CONSOLIDATING INCOME STATEMENT
For the Sixteen Months Ended April 30, 2010
 (Continued)
Unaudited - For Internal Use Only

	Omni Equities Corporation	Fenwick Plantation Tarragon, LLC	Orion Towers Tarragon, LLP	Bermuda Island Tarragon LLC	The Park Development East, LLC
Revenue:
Sales	$-	$89,900	$-	$-	$-
Rental and other		-	-	4,353,239	-

Total revenue	-	89,900	-	4,353,239	-

Expenses:
Cost of sales		84,166	-	-	-
Property operations		26,793	174,694	2,236,349	292,349
Depreciation		-	-	732,415	-
Provision for losses		-	-	-	-
Impairment charges		-	12,922,862	-	-
General and administrative		3,174	66,375	22,428	692,586

Total expenses	-	114,133	13,163,931	2,991,193	984,934

Other income and (expenses):
Equity in loss of subsidiaries		-	-	-	-
Minority interest income of partnerships and joint ventures		-	-	-	-
Interest income		-	-	-	-
Interest expense		-	(862,846)	(1,724,741)	(495,930)
Gain (loss) on extinguishment of debt		-	-	-	-
Gain (loss) on debt restructuring		-	-	-	-
Gain (loss) on transfer of assets		-	-	-	-
Gain (loss) on disposition of assets		-	-	202,876	-
Gain (loss) on sale of real estate		-	-	-	-
Litigation, settlements, and other claims		-	-	-	-

Total other income and (expenses)	-	-	(862,846)	(1,521,865)	(495,930)

Income tax expense	-	-	-	-	-

Discontinued operations	-	-	-	-	-

Net income (loss)	$-	$(24,233)	$(14,026,777)	$(159,819)	$(1,480,865)

TARRAGON CORPORATION
CONSOLIDATING INCOME STATEMENT
For the Sixteen Months Ended April 30, 2010
 (Continued)
Unaudited - For Internal Use Only

	The Park Development West, LLC	One Las Olas Ltd.	900 Monroe Development, LLC	Central Square Tarragon LLC	Tarragon Edgewater Associates, LLC
Revenue:
Sales	$18,924,400	$6,634,621	$-	$-	$891,477
Rental and other	-	-	-	5,709	-

Total revenue	18,924,400	6,634,621	-	5,709	891,477

Expenses:
Cost of sales	17,951,028	8,048,718	-	-	1,014,461
Property operations	109,128	245,038	31,682	289,799	(111,767)
Depreciation	-	-	-	-	-
Provision for losses	-	-	-	-	-
Impairment charges	-	-	6,366,255	-	-
General and administrative	93,742	284,985	8,753	87,275	31,205

Total expenses	18,153,897	8,578,741	6,406,690	377,074	933,898

Other income and (expenses):
Equity in loss of subsidiaries	-	-	-	-	-
Minority interest income of partnerships and joint ventures	-	-	-	-	-
Interest income	-	-	-	-	-
Interest expense	43,634	(304,225)	(189,479)	(2,521,828)	-
Gain (loss) on extinguishment of debt	613,681	-	-	-	-
Gain (loss) on debt restructuring	-	2,279,871	-	(302,569)	-
Gain (loss) on transfer of assets	-	-	-	-	-
Gain (loss) on disposition of assets	-	-	-	-	-
Gain (loss) on sale of real estate	-	-	-	-	-
Litigation, settlements, and other claims	-	-	-	-	-

Total other income and (expenses)	657,315	1,975,647	(189,479)	(2,824,397)	-

Income tax expense	-	-	-	-	-

Discontinued operations	-	-	-	-	-

Net income (loss)	$1,427,818	$31,526	$(6,596,169)	$(3,195,763)	$(42,422)

TARRAGON CORPORATION
CONSOLIDATING INCOME STATEMENT
For the Sixteen Months Ended April 30, 2010
 (Continued)
Unaudited - For Internal Use Only

	Orlando Central Park Tarragon, L.L.C.	800 Madison Street Urban Renewal, LLC	Murfreesboro Gateway Properties, LLC	Tarragon Stonecrest LLC
Revenue:
Sales	$-	$-	$-	$-
Rental and other	106,227	5,208,794	1,457,334	88,437

Total revenue	106,227	5,208,794	1,457,334	88,437

Expenses:
Cost of sales	-	-	-	-
Property operations	323,005	2,659,660	533,524	48,600
Depreciation	72,479	-	311,286	1,007
Provision for losses	-	-	-	-
Impairment charges	-	-	-	-
General and administrative	11,050	220,383	12,354	76,134

Total expenses	406,535	2,880,043	857,164	125,741

Other income and (expenses):
Equity in loss of subsidiaries	-	-	-	-
Minority interest income of partnerships and joint ventures	-	-	-	-
Interest income	-	-	-	-
Interest expense	(283,886)	(2,876,174)	(764,347)	(184,453)
Gain (loss) on extinguishment of debt	-	-	(8,992)	-
Gain (loss) on debt restructuring	-	-	-	-
Gain (loss) on transfer of assets	-	-	(3,734,857)	1,035,083
Gain (loss) on disposition of assets	-	-	-	-
Gain (loss) on sale of real estate	(741,820)	-	-	-
Litigation, settlements, and other claims	-	-	-	-

Total other income and (expenses)	(1,025,706)	(2,876,174)	(4,508,196)	850,630

Income tax expense	-	-	-	-

Discontinued operations	-	-	-	-

Net income (loss)	$(1,326,014)	$(547,424)	$(3,908,026)	$813,326

TARRAGON CORPORATION
CONSOLIDATING INCOME STATEMENT
For the Sixteen Months Ended April 30, 2010
 (Continued)
Unaudited - For Internal Use Only

	Non-Filing Entities Combined	Eliminations	Disc Ops Reclass	Total
Revenue:
Sales	$5,842,740	$-	$-	$32,383,138
Rental and other	97,943,701	(1,168,201)	(42,862)	109,339,788

Total revenue	103,786,441	(1,168,201)	(42,862)	141,722,925

Expenses:
Cost of sales	4,200,786	-	-	31,299,159
Property operations	52,266,696	2	(45,458)	58,544,508
Depreciation	17,530,035	(34,544)	-	18,647,222
Provision for losses	-	-	-	1,700,000
Impairment charges	58,426,755	-	-	77,715,872
General and administrative	2,402,446	1,582,816	-	39,272,955

Total expenses	134,826,718	1,548,274	(45,458)	222,179,716

Other income and (expenses):
Equity in loss of subsidiaries	-	78,805,865	-	(7,116,573)
Minority interest income of partnerships and joint ventures	788,615	-	-	788,615
Interest income	117	-	-	295,780
Interest expense	(45,611,341)	-	11,872	(68,003,026)
Gain (loss) on extinguishment of debt	(136,454)	-	123,888	592,123
Gain (loss) on debt restructuring	18,298,913	-	-	20,276,216
Gain (loss) on transfer of assets	930,430	-	-	(1,725,845)
Gain (loss) on disposition of assets	-	-	-	(4,294,658)
Gain (loss) on sale of real estate	1,462,886	-	(1,462,885)	(2,616,737)
Litigation, settlements, and other claims	10,000	-	-	3,764,122

Total other income and (expenses)	(24,256,835)	78,805,865	(1,327,125)	(58,039,983)

Income tax expense	-	-	-	(56,402)

Discontinued operations	-	-	1,324,529	1,324,529

Net income (loss)	$(55,297,112)	$76,089,391	$-	$(142,228,647)

TARRAGON CORPORATION
CASH FLOW FOR APRIL 2010

	Cash Balance			Payroll	Intercompany	Cash Balance
	3/31/10	Receipts	Disbursements	Disbursements	Transfers	4/30/10

Tarragon Corporation	$2,211,721	$495,247	$(1,222,908)	$(854,298)	$785,680	$1,415,442
Tarragon Management Inc.	-	-	(7,033)	-	7,033	-

Filing entities:
Rentals:
Aldridge Apartments	-	-	-	-	-	-
Stonecrest Apartments	-	-	-	-	-	-
Orlando Central Park	-	-	-	-	-	-
Bermuda Island	81,859	2,635	(26,226)	-	(27,391)	30,877
800 Madison	276,081	541,981	(572,211)	-	(112,303)	133,548

Condo developments:
One Hudson Park	-	-	-	-	-	-
Las Olas River House	75	-	(75)	-	-	-
Twelve Oaks at Fenwick Plantation	-	-	-	-	-	-
Trio West	-	-	-	-	-	-

Land:
Central Square	75	-	(75)	-	-	-
Central Park at Lee Vista	-	-	-	-	-	-
Trio East	-	-	-	-	-	-
River Oaks	-	-	-	-	-	-
900 Monroe	-	-	-	-	-	-

Non-filing entities and eliminations	543,218	1,054,886	(435,570)	-	(653,019)	509,515
Total Company	$3,113,029	$2,094,749	$(2,264,098)	$(854,298)	$-	$2,089,382

TARRAGON CORPORATION
ROLLFORWARD OF INTERCOMPANY ACCOUNTS
For the Month Ended April 30, 2010

	TARRAGON CORP BOOKS				PROPERTY LEVEL BOOKS
	FUND LEVEL ACCOUNTS				PROPERTY LEVEL ACCOUNTS
	3/31/2010			4/30/2010	3/31/2010			4/30/2010	3/31/2010	4/30/2010
	IC			IC	IC			IC	Timing	Timing
	Balance	Debits	Credits	Balance	Balance	Debits	Credits	Balance	Diff	Diff

CONSOLIDATED PROPERTIES

Filing Entities
Las Olas River House	$12,253,796	$650	$650	$12,253,796	$(12,255,487)	$0	$0	(12,255,487)	$(1,692)	$(1,692)
One Hudson Park	(8,856,199)	12,079	325	(8,844,445)	8,856,199	0	11,754	8,844,446	1	1
Orlando Central Park	2,596,955	7,183	325	2,603,813	(2,596,955)	0	7,183	(2,604,138)	0	(325)
Block 88-TRI	13,431,196	970	27,431	13,404,735	(13,431,196)	27,431	970	(13,404,735)	0	0
Twelve Oaks at Fenwick Plantation	(2,571,661)	2,519	650	(2,569,791)	2,571,662	0	1,869	2,569,792	1	1
Trio East	9,438,574	325	325	9,438,574	(9,438,574)	0	0	(9,438,574)	0	0
Trio West	41,133,967	15,057	325	41,148,699	(41,145,717)	0	14,732	(41,160,448)	(11,750)	(11,750)
Aldridge Apartments	7,823,569	3,481	39,270	7,787,780	(7,823,913)	38,945	3,481	(7,788,449)	(344)	(669)
Stonecrest Apartments	5,043,853	325	325	5,043,853	(5,044,177)	0	325	(5,044,502)	(324)	(649)
Central Square	17,335,220	325	325	17,335,220	(17,335,220)	0	0	(17,335,220)	0	0
Orion Towers	44,419,225	325	325	44,419,225	(44,419,224)	0	0	(44,419,224)	0	0
Bermuda Island	3,469,349	0	8,999	3,460,350	(3,469,349)	8,999	0	(3,460,350)	0	0
900 Monroe	8,029,190	325	325	8,029,190	(8,027,217)	0	0	(8,027,217)	1,973	1,973

TARRAGON CORPORATION
ROLLFORWARD OF INTERCOMPANY ACCOUNTS
For the Month Ended April 30, 2010
 (Continued)

	TARRAGON CORP BOOKS				PROPERTY LEVEL BOOKS
	FUND LEVEL ACCOUNTS				PROPERTY LEVEL ACCOUNTS
	3/31/2010			4/30/2010	3/31/2010			4/30/2010	3/31/2010	4/30/2010
	IC			IC	IC			IC	Timing	Timing
	Balance	Debits	Credits	Balance	Balance	Debits	Credits	Balance	Diff	Diff

CONSOLIDATED PROPERTIES

Non Filing Entities
Fund Level	$38,681	$975	$0	$39,656	$3,251	$0	$0	$3,251	$41,932	$42,907
Topside Property	1,336,773	2,182,825	2,566,446	953,152	0	0	0	0	1,336,773	953,152
Sold Property Expenses	1,013,948	0	1,588	1,012,361	(1,013,948)	1,588	0	(1,012,361)	0	0
301 Route 17 (aka Meadows)	(52,076)	0	0	(52,076)	10,794	0	0	10,794	(41,282)	(41,282)
Ansonia	64,376,429	4,706,948	3,350,498	65,732,879	(15,984,781)	5,503,430	4,706,948	(15,188,299)	48,391,648	50,544,581
Ansonia - Consolidations	(11,071,027)	0	0	(11,071,027)	11,071,027	0	0	11,071,027	0	0
Sold Property Expenses For Sale Props	1,033,987	8,812	18,873	1,023,926	(1,032,298)	18,548	8,487	(1,022,237)	1,689	1,689
Sold Property Expenses Cont Ops	(161,981)	39,041	22,158	(145,098)	161,981	22,158	46,530	137,609	0	(7,489)
Lofts at Post Oak	(5,065)	0	0	(5,065)	5,065	0	0	5,065	0	0
290 Veterans	(660,282)	0	0	(660,282)	660,282	0	0	660,282	0	0
390 Capitol Ave.	2,901,594	372	4,531	2,897,435	(2,901,594)	4,343	184	(2,897,435)	0	0
Forest Park Apartments	(716,190)	0	0	(716,190)	716,190	0	0	716,190	0	0
Uptown Village - For Sale	9,505,241	313	0	9,505,554	(9,503,538)	0	865	(9,504,403)	1,703	1,151
Mirabella	14,856,823	5,173	3,843	14,858,154	(14,860,624)	963	1,939	(14,861,600)	(3,801)	(3,447)
Alta Mar	(4,417,043)	1,267	0	(4,415,776)	4,418,214	0	1,267	4,416,947	1,172	1,172
Cobblestone at Eagle Harbor	1,298,654	960	7,279	1,292,335	(1,342,000)	7,279	960	(1,335,681)	(43,346)	(43,346)
Vintage at the Grove	12,142,062	88,705	238,425	11,992,343	(12,184,183)	259,814	107,031	(12,031,400)	(42,121)	(39,058)
Tradition at Palm Aire	23,007,104	960	8,269	22,999,796	(23,007,104)	8,269	960	(22,999,796)	0	0
Merritt Stratford	282,460	650	650	282,460	(282,460)	0	0	(282,460)	0	0
The Exchange	29,561,914	0	0	29,561,914	(29,565,077)	0	0	(29,565,077)	(3,163)	(3,163)
Villas at 7 Dwarfs	(6,742,224)	0	0	(6,742,224)	6,742,119	0	0	6,742,119	(105)	(105)
Villa Tuscany	(500,973)	0	0	(500,973)	500,973	0	0	500,973	0	0
Vintage at Abacoa	(23,438,359)	0	0	(23,438,359)	23,438,359	0	0	23,438,359	0	0

TARRAGON CORPORATION
ROLLFORWARD OF INTERCOMPANY ACCOUNTS
For the Month Ended April 30, 2010
 (Continued)

	TARRAGON CORP BOOKS				PROPERTY LEVEL BOOKS
	FUND LEVEL ACCOUNTS				PROPERTY LEVEL ACCOUNTS
	3/31/2010			4/30/2010	3/31/2010			4/30/2010	3/31/2010	4/30/2010
	IC			IC	IC			IC	Timing	Timing
	Balance	Debits	Credits	Balance	Balance	Debits	Credits	Balance	Diff	Diff

CONSOLIDATED PROPERTIES

1100 Adams	$(7,548,835)	$0	$0	$(7,548,835)	$7,548,834	$0	$0	$7,548,834	$0	$0
1118 Adams	5,123,420	58,418	27,691	5,154,147	(5,135,508)	21,186	58,418	(5,172,740)	(12,088)	(18,593)
1118 Adams Parking, Inc.	111,718	60,667	45,500	126,885	(104,962)	13,202	15,167	(106,927)	6,756	19,958
1118 Adams Parking - Eliminations	(298,929)	0	0	(298,929)	298,929	0	0	298,929	0	0
20 North Water Street	9,769,686	0	0	9,769,686	(9,769,645)	0	0	(9,769,645)	41	41
200 Fountain Apartment Homes	603,260	0	0	603,260	(603,260)	0	0	(603,260)	0	0
Aventerra	(33,896)	132,059	151,386	(53,223)	38,493	167,157	157,469	48,182	4,597	(5,041)
River City Landing	2,167,195	0	0	2,167,195	(2,167,195)	0	0	(2,167,195)	0	0
Desert Winds/Silver Creek	(12,016,831)	0	0	(12,016,831)	12,016,831	0	0	12,016,831	0	0
Vintage at Legacy-Phase I	2,694,294	0	0	2,694,294	(2,694,294)	0	0	(2,694,294)	0	0
Heather Hill	3,249,173	0	0	3,249,173	(3,249,173)	0	0	(3,249,173)	0	0
278 Main Street	(23,198)	0	0	(23,198)	23,198	0	0	23,198	0	0
Lofts at the Mills	403,328	0	0	403,328	(403,328)	0	0	(403,328)	0	0
Mariner's Point	4,381,168	0	0	4,381,168	(4,381,168)	0	0	(4,381,168)	0	0
Block 99/102	(24,567,529)	0	0	(24,567,529)	24,567,529	0	0	24,567,529	0	0
Northgate	12,934,714	0	0	12,934,714	(12,934,714)	0	0	(12,934,714)	0	0
Merritt 8 Corporate Park	(1,974,843)	0	0	(1,974,843)	1,974,842	0	0	1,974,842	(1)	(1)
Mohegan Hill	53,547,034	946	6,695	53,541,284	(53,547,034)	6,695	946	(53,541,284)	0	0
Mustang Creek	(309,652)	87,763	101,859	(323,748)	283,490	176,472	164,264	295,698	(26,162)	(28,050)
The Hamptons	(4,146,878)	0	60	(4,146,938)	4,146,878	60	0	4,146,938	0	0
Woodcreek - FL	(11,833,271)	10	1,588	(11,834,849)	11,825,492	1,588	0	11,827,080	(7,779)	(7,769)
Vintage at Plantation Bay	(1,042,489)	0	0	(1,042,489)	1,042,489	0	0	1,042,489	0	0
Oxford Place	(10,086,845)	0	0	(10,086,845)	10,082,136	0	0	10,082,136	(4,709)	(4,709)
11 Mt Pleasant	18,304,530	325	325	18,304,530	(18,304,530)	0	0	(18,304,530)	0	0

TARRAGON CORPORATION
ROLLFORWARD OF INTERCOMPANY ACCOUNTS
For the Month Ended April 30, 2010
 (Continued)

	TARRAGON CORP BOOKS				PROPERTY LEVEL BOOKS
	FUND LEVEL ACCOUNTS				PROPERTY LEVEL ACCOUNTS
	3/31/2010			4/30/2010	3/31/2010			4/30/2010	3/31/2010	4/30/2010
	IC			IC	IC			IC	Timing	Timing
	Balance	Debits	Credits	Balance	Balance	Debits	Credits	Balance	Diff	Diff

CONSOLIDATED PROPERTIES

French Villa	$(2,852,018)	$0	$0	$(2,852,018)	$2,852,018	$0	$0	$2,852,018	$0	$0
Southern Elms	(1,200,901)	0	0	(1,200,901)	1,200,511	7,489	0	1,208,000	(390)	7,099
Park Dale Gardens	(1,674,574)	0	0	(1,674,574)	1,674,574	0	0	1,674,574	0	0
Creekwood Village	(6,897,468)	0	0	(6,897,468)	6,897,468	0	0	6,897,468	0	0
Summit on the Lake	(2,490,523)	87,206	104,549	(2,507,866)	2,502,178	123,112	109,628	2,515,663	11,656	7,798
Warwick Grove	(2,365,057)	0	0	(2,365,057)	2,365,057	0	0	2,365,057	0	0
Harbor Green	(8,653,297)	960	6,927	(8,659,263)	8,652,252	6,927	960	8,658,218	(1,045)	(1,045)
Vintage at Madison Crossing	512,712	0	0	512,712	(512,712)	0	0	(512,712)	0	0
Block 102 (Comm Ctr)	96,446	0	0	96,446	(96,446)	0	0	(96,446)	0	0
Hoboken Sales Center	(34,910)	0	0	(34,910)	34,910	0	0	34,910	0	0
Block 106	9,177,697	0	0	9,177,697	(9,177,697)	0	0	(9,177,697)	(1)	(1)
Block 114	1,685,790	0	0	1,685,790	(1,688,605)	0	0	(1,688,605)	(2,816)	(2,816)
Block 104	555,456	0	0	555,456	(554,300)	0	0	(554,300)	1,156	1,156
Hoboken Sales Center	(125,992)	0	0	(125,992)	125,992	0	0	125,992	0	0
Block 144	4,387,343	46,315	14,853	4,418,805	(4,387,343)	0	31,462	(4,418,805)	1	1
Block 112(MWH)	9,372,671	0	0	9,372,671	(9,374,644)	0	0	(9,374,644)	(1,973)	(1,973)
Hoboken Cinema	1,492,516	0	0	1,492,516	(1,492,516)	0	0	(1,492,516)	0	0
Autumn Ridge	(4,511,088)	67,580	93,025	(4,536,533)	3,827,420	93,087	86,908	3,833,599	(683,667)	(702,933)
Dogwood Hills	(2,067,613)	47,393	59,431	(2,079,651)	1,636,398	59,456	61,252	1,634,602	(431,216)	(445,050)
Groton Towers	(4,914,993)	97,338	135,165	(4,952,820)	3,984,028	135,225	131,433	3,987,821	(930,965)	(965,000)
Gull Harbor	(1,749,387)	26,000	32,540	(1,755,927)	1,741,634	32,540	26,901	1,747,274	(7,753)	(8,653)
Hamden Center	(2,815,512)	56,674	79,836	(2,838,674)	2,254,561	79,871	72,999	2,261,432	(560,952)	(577,242)
Lakeview	(2,864,274)	60,127	76,262	(2,880,410)	2,096,056	76,309	88,934	2,083,431	(768,218)	(796,979)
Nutmeg Woods	(12,194,935)	281,840	340,558	(12,253,653)	9,280,084	340,859	430,751	9,190,192	(2,914,851)	(3,063,460)
Ocean Beach	(13,725,541)	266,088	339,119	(13,803,571)	10,422,996	339,360	384,270	10,378,087	(3,302,545)	(3,425,484)
Parkview	(6,294,865)	126,457	164,751	(6,333,158)	4,544,866	165,138	177,293	4,532,712	(1,749,999)	(1,800,446)

TARRAGON CORPORATION
ROLLFORWARD OF INTERCOMPANY ACCOUNTS
For the Month Ended April 30, 2010
 (Continued)
	TARRAGON CORP BOOKS				PROPERTY LEVEL BOOKS
	FUND LEVEL ACCOUNTS				PROPERTY LEVEL ACCOUNTS
	3/31/2010			4/30/2010	3/31/2010			4/30/2010	3/31/2010	4/30/2010
	IC			IC	IC			IC	Timing	Timing
	Balance	Debits	Credits	Balance	Balance	Debits	Credits	Balance	Diff	Diff

CONSOLIDATED PROPERTIES

Sagamore	$(4,516,620)	$126,146	$183,439	$(4,573,913)	$2,277,224	$183,552	$183,866	$2,276,910	$(2,239,396)	$(2,297,003)
Woodcliff	(21,110,012)	385,312	515,542	(21,240,243)	17,373,171	515,840	627,981	17,261,031	(3,736,841)	(3,979,212)
200 Fountain	1,482,577	107,874	194,351	1,396,100	(3,600,391)	194,435	189,064	(3,595,020)	(2,117,813)	(2,198,920)
278 Main	(49,570)	63,964	99,258	(84,864)	(922,394)	99,311	95,723	(918,807)	(971,965)	(1,003,672)
Club at Danforth	(11,092,278)	252,999	247,240	(11,086,519)	9,148,896	247,393	320,818	9,075,471	(1,943,382)	(2,011,048)
Forest Park	(4,446,379)	122,999	159,496	(4,482,875)	3,191,848	162,161	173,159	3,180,850	(1,254,530)	(1,302,026)
Heather Hill	(26,616,471)	355,714	444,216	(26,704,973)	18,944,471	444,460	579,525	18,809,405	(7,672,000)	(7,895,568)
Liberty Building	(6,256,867)	129,166	160,147	(6,287,848)	4,887,133	160,213	190,937	4,856,409	(1,369,734)	(1,431,440)
Links at Georgetown	(9,303,285)	268,078	252,081	(9,287,288)	7,094,377	252,272	349,233	6,997,416	(2,208,909)	(2,289,872)
Lofts at the Mills	3,055,850	305,419	433,117	2,928,152	(5,768,638)	433,333	394,038	(5,729,342)	(2,712,788)	(2,801,190)
River City	(6,340,980)	203,338	192,013	(6,329,655)	2,857,933	192,210	283,175	2,766,968	(3,483,047)	(3,562,688)
Villa Tuscany	(15,972,035)	0	0	(15,972,035)	15,972,034	0	0	15,972,034	(1)	(1)
Vintage at Legacy	(4,715,053)	190,259	313,966	(4,838,759)	1,451,712	402,009	369,457	1,484,264	(3,263,340)	(3,354,495)
Vintage at Madison	(3,653,745)	123,786	138,815	(3,668,774)	2,487,517	138,910	166,593	2,459,834	(1,166,227)	(1,208,940)
Vintage at the Parke	(4,163,723)	182,929	197,222	(4,178,015)	2,170,585	197,369	240,983	2,126,971	(1,993,138)	(2,051,044)
Vintage at Plantation	(8,570,968)	209,740	234,667	(8,595,895)	6,458,032	234,795	284,279	6,408,548	(2,112,937)	(2,187,347)
Mariner Plaza	(4,260,662)	0	0	(4,260,662)	4,260,662	0	0	4,260,662	0	0
Midway Mills Crossing	(4,361,852)	0	0	(4,361,852)	4,361,852	0	0	4,361,852	0	0
Paradigm Loan 390 Cap Mariners Merritt S	1,232,085	0	0	1,232,085	(1,232,085)	0	0	(1,232,085)	0	0
Shortfall Note	1	0	0	1	(1)	0	0	(1)	0	0
	$126,731,503	$11,607,455	$11,849,849	$126,489,109	$(126,731,507)	$11,605,764	$11,363,371	$(126,489,114)	$(5)	$(5)

TARRAGON CORPORATION
Cash Reconciliation
Signature Master
Account XXXXXX0540
April 30, 2010
GL Acct # 13383 (Yardi 10095)

Bank Balance	1,407,883.65
Add: Reconciling Items	0.00
Less: O/S Checks/Wires/Achs	0.00
Less: Check charges	0.00
Add: Void checks	0.00
Less: Misc Diff	0.00
Book Balance	1,407,883.65

TARRAGON CORPORATION
For the Month ended April 30, 2010

Property	Date	Period	Person	Debit	Credit	Balance	Remarks
10095-00			Cash – Signature Master Investment			901,612.09 Beginning Balance=
1000	4/1/2010	04/2010		41,969.40	0.00		SIGNATURE MASTER DEP/TSF
1000	4/1/2010	04/2010		0.00	28,056.13		SIGNATURE MASTER DEP/TSF
1000	4/2/2010	04/2010		196,961.93	0.00		SIGNATURE MASTER DEP/TSF
1000	4/2/2010	04/2010		0.00	4,020.60		SIGNATURE MASTER DEP/TSF
1000	4/5/2010	04/2010		277,287.76	0.00		SIGNATURE MASTER DEP/TSF
1000	4/5/2010	04/2010		0.00	31,591.66		SIGNATURE MASTER DEP/TSF
1000	4/6/2010	04/2010		36,013.86	0.00		SIGNATURE MASTER DEP/TSF
1000	4/6/2010	04/2010		0.00	47,794.47		SIGNATURE MASTER DEP/TSF
1000	4/7/2010	04/2010		10,284.62	0.00		SIGNATURE MASTER DEP/TSF
1000	4/7/2010	04/2010		0.00	21,399.98		SIGNATURE MASTER DEP/TSF
1000	4/8/2010	04/2010		105,837.44	0.00		SIGNATURE MASTER DEP/TSF
1000	4/8/2010	04/2010		0.00	23,624.27		SIGNATURE MASTER DEP/TSF
1000	4/9/2010	04/2010		5,415.00	0.00		SIGNATURE MASTER DEP/TSF
1000	4/9/2010	04/2010		0.00	74,950.08		SIGNATURE MASTER DEP/TSF
1000	4/12/2010	04/2010		8,943.60	0.00		SIGNATURE MASTER DEP/TSF
1000	4/12/2010	04/2010		0.00	11,382.84		SIGNATURE MASTER DEP/TSF
1000	4/13/2010	04/2010		68,249.90	0.00		SIGNATURE MASTER DEP/TSF
1000	4/13/2010	04/2010		0.00	31,469.92		SIGNATURE MASTER DEP/TSF
1000	4/14/2010	04/2010		1,789.64	0.00		SIGNATURE MASTER DEP/TSF
1000	4/14/2010	04/2010		0.00	412,100.42		SIGNATURE MASTER DEP/TSF
1000	4/15/2010	04/2010		4,301.44	0.00		SIGNATURE MASTER DEP/TSF
1000	4/15/2010	04/2010		0.00	179.25		SIGNATURE MASTER DEP/TSF
1000	4/16/2010	04/2010		3,643.52	0.00		SIGNATURE MASTER DEP/TSF
1000	4/16/2010	04/2010		0.00	20,432.44		SIGNATURE MASTER DEP/TSF
1000	4/19/2010	04/2010		6,760.65	0.00		SIGNATURE MASTER DEP/TSF
1000	4/19/2010	04/2010		0.00	135,042.11		SIGNATURE MASTER DEP/TSF
1000	4/20/2010	04/2010		1,862.11	0.00		SIGNATURE MASTER DEP/TSF
1000	4/20/2010	04/2010		0.00	14,000.98		SIGNATURE MASTER DEP/TSF
1000	4/21/2010	04/2010		2,488.16	0.00		SIGNATURE MASTER DEP/TSF
1000	4/21/2010	04/2010		0.00	16,862.38		SIGNATURE MASTER DEP/TSF
1000	4/22/2010	04/2010		3,199.61	0.00		SIGNATURE MASTER DEP/TSF
1000	4/22/2010	04/2010		0.00	1,735.77		SIGNATURE MASTER DEP/TSF
1000	4/23/2010	04/2010		85,453.38	0.00		SIGNATURE MASTER DEP/TSF

TARRAGON CORPORATION
For the Month Ended April 30, 2010
(Continued)

Property	Date	Period	Person	Debit	Credit	Balance	Remarks

1000	4/23/2010	04/2010		0.00	11,951.32		SIGNATURE MASTER DEP/TSF
1000	4/25/2010	04/2010		0.00	245,727.44		Pac West – Disb, Funded
1000	4/25/2010	04/2010		0.00	76,353.19		TMI AP DISB – DIP TMI SIGNATURE
1000	4/26/2010	04/2010		20,844.52	0.00		SIGNATURE MASTER DEP/TSF
1000	4/26/2010	04/2010		0.00	32,288.63		SIGNATURE MASTER DEP/TSF
1000	4/27/2010	04/2010		951,405.06	0.00		SIGNATURE MASTER DEP/TSF
1000	4/27/2010	04/2010		0.00	120,765.66		SIGNATURE MASTER DEP/TSF
1000	4/28/2010	04/2010		1,697.00	0.00		SIGNATURE MASTER DEP/TSF
1000	4/28/2010	04/2010		0.00	422,928.36		SIGNATURE MASTER DEP/TSF
1000	4/29/2010	04/2010		369,358.62	0.00		SIGNATURE MASTER DEP/TSF
1000	4/29/2010	04/2010		0.00	268,494.25		SIGNATURE MASTER DEP/TSF
1000	4/30/2010	04/2010		339,000.00	0.00		Xfer to Tarr Signature Master
1000	4/30/2010	04/2010		20,606.39	0.00		SIGNATURE MASTER DEP/TSF
1000	4/30/2010	04/2010		0.00	3,949.90		SIGNATURE MASTER DEP/TSF

						1,407,883.65	= Ending Balance=
				2,563,373.61	2,057,102.05